UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15 (d) of the
                         Securities Exchange Act of 1934

                                October 28, 2004

                Date of Report (Date of earliest event reported)


                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)

                              ---------------------

         Delaware                    333-92383                   06-1397316
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                              ---------------------


                             251 Ballardvale Street
                         Wilmington, Massachusetts 01887
               (Address of Principal Executive Offices) (Zip Code)

                                  978-658-6000
              (Registrant's Telephone Number, including Area Code)

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ITEM 2.02. Results of Operations and Financial Condition

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On October 28, 2004, Charles River Laboratories International, Inc. issued a press release providing financial results for the fiscal quarter ended September 25, 2004. The press release, attached as an exhibit to this report, includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about Charles River's business contained in the press release are "forward-looking" rather than historic. The press release also states that these and other risks relating to Charles River are set forth in the documents filed by Charles River with the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          This exhibit is furnished pursuant to Item 12 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934, as amended.

          99.1 Press release dated October 28, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Dated: October 28, 2004

                                   By: /s/ Dennis R. Shaughnessy
                                       -----------------------------------------
                                           Dennis R. Shaughnessy, Senior Vice
                                           President, Corporate Development,
                                           General Counsel and Secretary

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                                  Exhibit Index


Exhibit No.                 Description
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99.1                        Press release dated October 28, 2004.